Exhibit 10.2

Consent of Independent Registered Public Accounting Firm

The Board of Directors
Atrium European Real Estate Limited:

We consent to the incorporation by reference in the registration statement (No. 333-188107) on Form F-3 of Gazit-Globe Ltd of our report dated March 21, 2017, with respect to the consolidated statements of financial position of Atrium European Real Estate Limited and subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of profit or loss, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the years then ended; as well as our report dated March 9, 2016 with respect to the consolidated statements of financial position of Atrium European Real Estate Limited and subsidiaries as of December 31, 2015 and December 31, 2014, and the related consolidated income statements, statements of comprehensive income/(loss), cash flow statements and statements of changes in equity for each of the years in the two-year period ended December 31, 2015, which reports appear in the December 31, 2016 annual report on Form 20-F of Gazit-Globe Ltd.

/s/ KPMG Channel Islands Limited

KPMG Channel Islands Limited

Jersey, Channel Islands
April 27, 2017